This is filed pursuant to Rule 497(c).
File Nos. 33-84270 and 811-08776.

LOGO
                        ALLIANCE ALL-ASIA INVESTMENT FUND, INC.
________________________________________________________________

                                                 February 1, 1996

Supplement to Prospectus dated February 1, 1996 for Missouri
Investors

         Prospective Missouri investors should consider the fact that the Fund's portfolio turnover rate could, under some conditions, be 150%. A 150% turnover rate in the opinion of the Office of the Secretary of the State of Missouri is greater than most other investment companies, including those which emphasize capital appreciation as a basic policy. A high portfolio turnover rate increases transactions costs and incidence of short-term capital gain taxable as ordinary income. The Fund does not believe that a 150% turnover rate is high or that it is higher than most other investment companies.

(R): This is a registered mark used under license from the owner, Alliance Capital Management L.P.































00250203.AI7